
                 1717 K Street, NW, Suite 707

                 Washington, DC  20006-1504

                 Telephone (202) 331-8055

                 Fax (202) 331-8190

                 TIN: 52-6220193

                 Participant I.D.: BTT027

                 TIN: 52-6127745

                 Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment
Summary
                                     September  1, 1997 -
September 30, 1997
                                                   Transactions
                                                      Market
Value    Units this        Total        Investment
  Date         Description        Dollar Amount        per Unit
     Transaction        Units         Balance
 09/01/96   Beginning Balance
$1,087.8421                   36,744.8535  $39,972,598.60

 09/30/96   Income of $6.7707/unit    248,787.11
 09/30/96   Reinvestment of Income    248,787.11
1,093.9907      227.4125     36,972.2660   40,447,315.16

 09/30/96   Ending Balance
$1,093.9907                   36,972.2660  $40,447,315.16

                                             Monthly Income Per
Unit

                    Ordinary Income    Capital Gains
Operating Expenses      Net Income

                     $7.1492869324      0.0000000000
(0.3786215048)       6.7706654276


                                                   Performance

    Type of Return                 1-Month    3-Month    1-Year
    3-Year     5-Year    10-Year Inception-to-Date
  Trust Time-Weighted, Gross         1.22%      3.38%    11.54%
    11.31%      8.25%     10.31%         --

  Trust Time-Weighted, Net           1.19%      3.27%    11.03%
    10.81%      7.74%      9.97%         --

  Participant Dollar-Weighted, Net   1.19%      3.27%    11.03%
    10.76%      7.70%      9.57%          9.58%

<F1>
                              Note:  Returns greater than one
year are annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at
redemption than at original purchase.